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                                                                    EXHIBIT 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 as amended (File No. 333-18441) and Forms S-8 (File Nos. 33-3686, 33-16832, 33-27078, 33-38665, 33-38926, 33-65050, 33-52653, 33-57887,
333-07283, 333-17073, 333-50323, 333-65449, 333-71249, 333-82549) of Micron
Technology, Inc. and subsidiaries of our report dated October 4, 1999, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

/s/PricewaterhouseCoopers LLP

Boise, Idaho
November 8, 1999